UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AuguStar Variable Insurance Products Fund, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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AuguStar Variable Insurance Products Fund, Inc.

June [XX], 2026

Dear Contract Owner:

You are receiving this proxy packet because you own a variable annuity or variable life insurance contract (each, a “Contract”) issued by AuguStar Life Insurance Company (“ALIC”) or National Security Life and Annuity Company (“NSLAC” and together with ALIC, the “Insurers”) and have Contract values allocated to one or more series (“Portfolios”) of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”).

A special meeting (“Meeting”) of the shareholders of the Fund will be held on August [XX], 2026, at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242, beginning at 9:00 am, Eastern Time.

At the Meeting, shareholders will be asked to act upon the following proposals (each, a “Proposal”):

●	Proposal 1 – Election of Independent Director: Shareholders of each of the Portfolios will be asked to consider and act on a proposal to elect Julia W. Poston as an independent director of the Fund.

●	Proposal 2 – Manager of Managers Relief: Shareholders of certain Portfolios (the “MoM Portfolios”), as identified below, will be asked to consider and act on a proposal to reauthorize the use of a “manager of managers” structure, whereby Constellation Investments, Inc. (the “Adviser”) would be able, subject to approval of the Fund’s Board of Directors, to enter into and materially amend subadvisory agreements with subadvisers without obtaining prior shareholder approval.

●	Proposal 3 – Change from Diversified to Non-Diversified Classification: Shareholders of the AVIP BlackRock Advantage Large Cap Growth Portfolio and AVIP Fidelity Institutional AM® Equity Growth Portfolio will be asked to consider and act on a proposal to change each Portfolio’s classification from “diversified” to “non-diversified” as in the Investment Company Act of 1940, as amended (the “1940 Act”).

With respect to Proposal 1, the Board of Directors of the Fund (the “Board”) has unanimously approved the nomination of Julia W. Poston to serve as an independent director of the Fund. The Board has reviewed the qualifications and background of Ms. Poston and believes that her election would be in the best interests of shareholders of each Portfolio.

With respect to Proposal 2, as explained in more detail in the enclosed proxy statement, previously the MoM Portfolios operated under a “manager of managers” structure pursuant to an exemptive order granted to the Adviser and the Fund by the Securities and Exchange Commission. (A manager of managers structure generally allows an investment adviser to select, terminate, and replace subadvisers, and to modify subadvisory agreements, under the oversight of the fund’s board of directors, without incurring the expense and delays associated with obtaining shareholder approval of subadvisers or subadvisory agreements.) However, as a condition of effecting certain Portfolio substitutions, the MoM Portfolios agreed not to rely on the order until shareholders approve such reliance. The MoM Portfolios are seeking shareholder approval to reestablish the manager of managers structure on a going-forward basis. The MoM Portfolios are as follows:

●	AVIP AB Small Cap Portfolio	●	AVIP Constellation Managed Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Value Portfolio
●	AVIP AB Mid Cap Core Portfolio	●	AVIP Constellation Dynamic Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Core Portfolio
●	AVIP S&P 500® Index Portfolio	●	AVIP Intech U.S. Low Volatility Portfolio	●	AVIP BlackRock Advantage Small Cap Growth Portfolio
●	AVIP S&P MidCap 400® Index Portfolio	●	AVIP Core Plus Bond Portfolio	●	AVIP BlackRock Balanced Allocation Portfolio
●	AVIP Fidelity Institutional AM® Equity Growth Portfolio	●	AVIP BlackRock Advantage Large Cap Growth Portfolio	●	AVIP Constellation Managed Risk Growth Portfolio
●	AVIP Constellation Managed Risk Moderate Growth Portfolio	●	AVIP BlackRock Advantage International Equity Portfolio	●	AVIP High Income Bond Portfolio
				●	AVIP Nasdaq-100® Index Portfolio

With respect to Proposal 3, shareholders of each of BlackRock Advantage Large Cap Growth Portfolio and AVIP Fidelity Institutional AM® Equity Growth Portfolio are also being asked to approve a change to each Portfolio’s status from “diversified” to “non-diversified” as defined in the 1940 Act. The proposed change to each such Portfolio’s diversification classification is intended to provide the Portfolio’s portfolio managers additional flexibility in implementing the investment strategy of the Portfolio.

Each Proposal is subject to shareholder approval. As an owner of a Contract entitled to give voting instructions with respect to the Fund and the appropriate Portfolio(s), you are being asked to instruct ALIC or NSLAC, as applicable, as to the manner in which the Portfolio shares held in connection with your Contract should be voted.

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We encourage you to review the enclosed proxy statement and proxy-voting procedures, which detail the matters to be voted on at the Meeting. You may then complete your voting instruction card and return it in the enclosed postage-paid envelope, or provide voting instructions by telephone or over the internet by following the enclosed instructions.

In this packet, you will find:

●	Your proxy
●	Your voting instruction card
●	A postage-prepaid envelope
●	Notice of a special meeting of the shareholders of the Portfolios comprising AuguStar Variable Insurance Products Fund, Inc.

Please review the enclosures and information noted above, which detail the matters to be voted on at the Meeting and proxy-voting procedures. You may also contact us at 513-794-6100 if you have any questions about this proxy or your Contract.

The Board unanimously recommends that you vote FOR each applicable Proposal.

Voting Instructions

Your vote is important. Please take a moment now to provide us with your voting instructions. You may vote by signing and returning the enclosed voting instruction card in the postage pre-paid envelope, or by telephone or internet as described on the enclosed voting instruction card. If you have questions, please call us at 513-794-6100.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

Thomas G. Mooney, President

AuguStar Variable Insurance Products Fund, Inc.

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IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

Questions and Answers

The following questions and answers are intended to provide a brief overview of the matters to be voted on at the special meeting (“Meeting”) of the shareholders of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”). Please read the full proxy statement for a more complete description of each Proposal before voting.

INFORMATION ABOUT VOTING

Q. Why am I receiving this proxy statement?

A. You are receiving this proxy statement because you own a variable annuity or variable life insurance contract (each, a “Contract”) issued by AuguStar Life Insurance Company (“ALIC”) or National Security Life and Annuity Company (“NSLAC” and together with ALIC, the “Insurers”) with values allocated to one or more series (“Portfolios”) of the Fund. Although ALIC or NSLAC are the legal owners of the Portfolio shares attributable to your Contract, they will vote those shares in accordance with your instructions. This proxy statement asks you to provide those instructions.

Q. Who is asking for my vote?

A. The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of the Fund requests your vote on the Proposals concerning the Portfolios offered by the Fund in connection with the Meeting. The Meeting will be held at 9:00 am, Eastern Time, on August [XX], 2026, at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242.

Q. On what issues am I being asked to vote?

A. You are being asked to vote on up to three Proposals, depending on which Portfolio(s) your Contract values are allocated to.

Proposal 1 asks shareholders of each of the Portfolios to elect Julia W. Poston as an independent Director of the Board (i.e., a director who is not an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)).

Proposal 2 asks shareholders of certain Portfolios (the “MoM Portfolios”) to approve the use of a “manager of managers” structure, which would reauthorize Constellation Investments, Inc. (the “Adviser”), the Fund’s investment adviser, to hire, terminate, and replace subadvisers and to modify subadvisory agreements, without the time and expense of a shareholder meeting, subject to Board approval. The MoM Portfolios that are the subject of Proposal 2 are:

i

●	AVIP AB Small Cap Portfolio	●	AVIP Constellation Managed Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Value Portfolio
●	AVIP AB Mid Cap Core Portfolio	●	AVIP Constellation Dynamic Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Core Portfolio
●	AVIP S&P 500® Index Portfolio	●	AVIP Intech U.S. Low Volatility Portfolio	●	AVIP BlackRock Advantage Small Cap Growth Portfolio
●	AVIP S&P MidCap 400® Index Portfolio	●	AVIP Core Plus Bond Portfolio	●	AVIP BlackRock Balanced Allocation Portfolio
●	AVIP Fidelity Institutional AM® Equity Growth Portfolio	●	AVIP BlackRock Advantage Large Cap Growth Portfolio	●	AVIP Constellation Managed Risk Growth Portfolio
●	AVIP Constellation Managed Risk Moderate Growth Portfolio	●	AVIP BlackRock Advantage International Equity Portfolio	●	AVIP High Income Bond Portfolio
				●	AVIP Nasdaq-100® Index Portfolio

Proposal 3A and 3B asks shareholders of each of the AVIP BlackRock Advantage Large Cap Growth Portfolio and AVIP Fidelity Institutional AM® Equity Growth Portfolio, respectively, to approve a change in each Portfolio’s classification from “diversified” to “non-diversified,” as defined in the 1940 Act. The proposed change to each such Portfolio’s diversification classification is intended to provide the Portfolio’s portfolio managers additional flexibility in implementing the investment strategy of the Portfolio.

PROPOSAL 1: To Elect One Director to the Board

Q. Who am I being asked to elect as a Director of the Board?

A. Shareholders of each of the Portfolios are being asked to elect Julia W. Poston as a Director of the Board. Ms. Poston currently serves as an independent Director, having been appointed to that position by the Board in 2022. The 1940 Act requires a certain percentage of directors to have been elected by shareholders before the Board can appoint any new directors. To facilitate future compliance with this requirement, the Board now proposes that shareholders elect Ms. Poston to her current position. Even if shareholders do not elect Ms. Poston, she will continue to serve in her current capacities pursuant to her appointment to the Board. As explained more fully below, the Board nominated Ms. Poston for election because the Board believes that she has the relevant experience, qualifications and skills necessary to effectively oversee the management of the Fund and each Portfolio, and protect the interests of shareholders. The Board recommends the election of Ms. Poston.

PROPOSAL 2: To Adopt a “Manager of Managers” Structure for Certain Portfolios Whereby the Fund’s Adviser Would be Able to Hire and Replace Subadvisers of the Portfolios without Shareholder Approval

Q. What is the purpose of the Manager of Managers Structure?

A. As explained more in the enclosed proxy statement, a “manager of managers” investment advisory structure (“Manager of Managers Structure”) generally permits an investment adviser to appoint and replace affiliated and unaffiliated subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of a fund without the expense and delays associated with obtaining the shareholder approval required by the 1940 Act. Many funds today are managed in this way.

The Manager of Managers Structure is being proposed for the following MoM Portfolios:

●	AVIP AB Small Cap Portfolio	●	AVIP Constellation Managed Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Value Portfolio
●	AVIP AB Mid Cap Core Portfolio	●	AVIP Constellation Dynamic Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Core Portfolio
●	AVIP S&P 500® Index Portfolio	●	AVIP Intech U.S. Low Volatility Portfolio	●	AVIP BlackRock Advantage Small Cap Growth Portfolio
●	AVIP S&P MidCap 400® Index Portfolio	●	AVIP Core Plus Bond Portfolio	●	AVIP BlackRock Balanced Allocation Portfolio
●	AVIP Fidelity Institutional AM® Equity Growth Portfolio	●	AVIP BlackRock Advantage Large Cap Growth Portfolio	●	AVIP Constellation Managed Risk Growth Portfolio
●	AVIP Constellation Managed Risk Moderate Growth Portfolio	●	AVIP BlackRock Advantage International Equity Portfolio	●	AVIP High Income Bond Portfolio
				●	AVIP Nasdaq-100® Index Portfolio

Q. Why is the Fund seeking approval of Manager of Managers Structure now?

A. These MoM Portfolios previously operated under a Manager of Managers Structure pursuant to an exemptive order (the “Manager of Managers Order”) granted by the Securities and Exchange Commission (“SEC”) in 2002. The Manager of Managers Order allows the Adviser to Select, terminate, and replace subadvisers, and to modify subadvisory agreements, under the oversight of the Fund’s Board, without incurring the expense and delays associated with obtaining shareholder approval of such changes. However, as a condition of effecting certain Portfolio substitutions, the MoM Portfolios agreed not to rely on the Manager of Managers Order until such reliance is reauthorized by shareholders. In order for a MoM Portfolio to operate in a Manager of Managers Structure, the use of the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the MoM Portfolio. The Fund is therefore asking shareholders to reauthorize reliance on the Manager of Managers Order and reestablish use of the Manager of Managers Structure for the MoM Portfolios on a going-forward basis.

Q. How will the Manager of Managers Structure affect my MoM Portfolio?

A. The use of the Manager of Managers Structure will not change the fees paid to the Adviser by a MoM Portfolio or fees paid by the MoM Portfolio’s shareholders. If the proposal is approved for a MoM Portfolio, and the Fund’s Board and the Adviser believe that the use of one or more subadvisers would be in the best interests of the MoM Portfolio, the shareholders of the MoM Portfolio generally would not be asked to approve hiring a subadviser for the Portfolio, assuming the conditions of the Manager of Managers Order are met. Rather, the Adviser, with the approval of the Board, including a majority of the independent Directors, would be able to hire or replace subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring or replacement of any subadviser within 90 days after such change.

PROPOSAL 3A and PROPOSAL 3B: To approve a change in the classification of the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP Fidelity Institutional AM® Equity Growth Portfolio from “diversified” to “non-diversified” under the 1940 Act.

Q. What are shareholders being asked to approve and why?

A: As explained more fully in the enclosed proxy statement, the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP Fidelity Institutional AM® Equity Growth Portfolio are each currently classified as a diversified fund. Under the 1940 Act, each Portfolio’s classification may not be changed or eliminated without shareholder approval. Under the requirements of the 1940 Act, a diversified fund must invest at least 75% of its total assets in: cash and cash items, US government securities, securities of other investment companies, and other securities that represent not more than 5% of the fund’s total assets in any one issuer (calculated at the time of purchase), and not more than 10% of the outstanding voting securities of any one issuer. Under these constraints, a diversified fund generally must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets.

At times, implementing each Portfolio’s stated investment programs has been challenging due to requirements to maintain their diversified status. By changing to a “non-diversified” status, each Portfolio could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a “diversified” fund can. Because a non-diversified fund generally may invest a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks. Specifically, a non-diversified fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a small number of issuers than a more diversified fund might be, which may result in greater fluctuation in the value of the non-diversified fund’s shares.

OTHER GENERAL QUESTIONS

Q. How does the Board recommend that I vote on these Proposals?

A. The Board has unanimously approved each Proposal and recommends that you vote FOR each applicable Proposal.

Q. When will the Proposals take effect if they are approved?

The Proposals will become effective immediately upon approval of the shareholders.

Q. How do I vote?

A. You can vote in any one of four ways:

●	Through the Internet by following the instructions on the enclosed Voting Instruction Card(s);
●	By telephone by calling the number on the enclosed Voting Instruction Card(s);
●	By mail, with the enclosed Voting Instruction Card (s); or
●	By providing voting instructions in person at the Meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your Voting Instruction Card(s). These voting methods will save money. Whichever method you choose, please take the time to read the proxy statement before you vote.

Voting Instruction Cards that are properly signed, dated, and received at or prior to the Meeting will be voted as specified. If you specify votes for the Proposals, your proxy will be voted as you indicate. If you simply sign, date, and return the Voting Instruction Card, but do not specify votes for the Proposals, the shares will be voted by the proxies “FOR” the approval of each Proposal, as applicable.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (i) sending to the Secretary of the Fund a written revocation; (ii) forwarding a later-dated proxy that is received by the Fund at or prior to the Meeting; or (iii) attending the Meeting and by providing voting instructions in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Q. Who should I call with questions?

A. If you have any additional questions about the proxy statement or the upcoming Meeting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll free at [XX] (from within the United States). If you are calling from outside the United States, please call [XX].

Q. Why am I receiving proxy information for Portfolios that I do not own?

A. Because shareholders of all of the Portfolios are being asked to approve similar Proposals, the details of which vary among Portfolios, most of the information that must be included in a proxy statement for your Portfolio needs to be included in a proxy statement for the other Portfolios, as well. In order to save money and to promote efficiency, one proxy statement has been prepared for all of the Portfolios. This may also save you time if you own shares of more than one Portfolio. Explanatory tables have been included in certain sections to help you easily find the information that specifically relates to your Portfolio(s).

v

AuguStar Variable Insurance Products Fund, Inc.

AVIP AB Small Cap Portfolio	AVIP BlackRock Advantage Large Cap Value Portfolio
AVIP AB Mid Cap Core Portfolio	AVIP BlackRock Advantage Large Cap Core Portfolio
AVIP AB Relative Value Portfolio	AVIP BlackRock Advantage Small Cap Growth Portfolio
AVIP S&P 500® Index Portfolio	AVIP BlackRock Balanced Allocation Portfolio
AVIP S&P MidCap 400® Index Portfolio	AVIP Constellation Managed Risk Growth Portfolio
AVIP Fidelity Institutional AM® Equity Growth Portfolio	AVIP High Income Bond Portfolio
AVIP Constellation Managed Risk Moderate Growth Portfolio	AVIP Nasdaq-100® Index Portfolio
AVIP Constellation Managed Risk Balanced Portfolio	AVIP Bond Portfolio
AVIP Constellation Dynamic Risk Balanced Portfolio	AVIP Moderately Conservative Model Portfolio
AVIP Intech U.S. Low Volatility Portfolio	AVIP Balanced Model Portfolio
AVIP Core Plus Bond Portfolio	AVIP Moderate Growth Model Portfolio
AVIP BlackRock Advantage Large Cap Growth Portfolio	AVIP Growth Model Portfolio
AVIP BlackRock Advantage International Equity Portfolio

One Financial Way

Montgomery, Ohio 45242

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August [XX], 2026

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”), an open-end management investment company organized as a Maryland corporation, has called a special meeting of shareholders (the “Meeting”) of each series of the Fund, as listed above (the “Portfolios”), to be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242, on August [XX], 2026 at 9:00 am, Eastern Time, for the following purposes:

No.	Proposal	Shareholders Entitled to Vote
1	To elect Julia W. Poston as an independent Director of the Fund.	All Portfolios, voting together
2

To approve the use of a “manager of managers” structure by each of the Portfolios listed below (the “MoM Portfolios”), whereby the Adviser would be able, subject to Board approval, to enter into and materially amend subadvisory agreements with subadvisers without obtaining prior shareholder approval:

●    AVIP AB Small Cap Portfolio

●    AVIP AB Mid Cap Core Portfolio

●    AVIP S&P 500® Index Portfolio

●    AVIP S&P MidCap 400® Index Portfolio

●    AVIP Fidelity Institutional AM® Equity Growth Portfolio

●    AVIP Constellation Managed Risk Moderate Growth Portfolio

●    AVIP Constellation Managed Risk Balanced Portfolio

●    AVIP Constellation Dynamic Risk Balanced Portfolio

●    AVIP Intech U.S. Low Volatility Portfolio

●    AVIP Core Plus Bond Portfolio

●    AVIP BlackRock Advantage Large Cap Growth Portfolio

●    AVIP BlackRock Advantage International Equity Portfolio

●    AVIP BlackRock Advantage Large Cap Value Portfolio

●    AVIP BlackRock Advantage Large Cap Core Portfolio

●    AVIP BlackRock Advantage Small Cap Growth Portfolio

●    AVIP BlackRock Balanced Allocation Portfolio

●    AVIP Constellation Managed Risk Growth Portfolio

●    AVIP High Income Bond Portfolio

●    AVIP Nasdaq-100® Index Portfolio

Shareholders of each MoM Portfolio, voting separately

No.	Proposal	Shareholders Entitled to Vote
3A	To approve a change in the classification of the AVIP BlackRock Advantage Large Cap Growth Portfolio from “diversified” to “non-diversified” under the 1940 Act.	Shareholders of AVIP BlackRock Advantage Large Cap Growth Portfolio
3B	To approve a change in the classification of the AVIP Fidelity Institutional AM® Equity Growth Portfolio from “diversified” to “non-diversified” under the 1940 Act.	Shareholders of AVIP Fidelity Institutional AM® Equity Growth Portfolio
4	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.	All Portfolios

AuguStar Life Insurance Company (“ALIC”) or National Security Life and Annuity Company (“NSLAC” and together with ALIC, the “Insurers”), on behalf of their separate accounts (“Separate Accounts”), are the sole legal shareholders of record of the Portfolio shares attributable to a variable annuity contract or variable life insurance policy (each, a “Contract”). However, the Insurers will vote Portfolio shares at the Meeting in accordance with timely voting instructions received from Contract owners whose Contract values are allocated to one or more Separate Accounts invested in such shares.

Only shareholders of record at the close of business on June [XX], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. As a Contract owner of record at the close of business on the Record Date, you have the right to instruct the Insurers as to the manner in which shares of the Portfolios attributable to your Contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the meeting or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to the Insurers.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August [XX], 2026, at 9:00 a.m., Eastern Time or any adjournment or postponement thereof. A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at [WEBSITE URL].

By Order of the Board of Directors

Thomas G. Mooney, President

AuguStar Variable Insurance Products Fund, Inc.

June [XX], 2026

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy voting instruction card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy voting instruction card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person.

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

PROXY STATEMENT

Special Meeting of Shareholders

To Be Held August [XX], 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”) for use at the Special Meeting of Shareholders (the “Meeting”) of each series of the Fund, as listed above (the “Portfolios”), to be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242, on August [XX], 2026 at 9:00 am, Eastern Time, and at any and all adjournments thereof. The Proxy Statement and accompanying materials will be mailed to holders of variable annuity contracts and variable life insurance contracts (the “Contracts”) issued by AuguStar Life Insurance Company (“ALIC”) or National Security Life and Annuity Company (“NSLAC” and together with ALIC, the “Insurers”) on or about June [XX], 2026.

The Fund is soliciting proxies on behalf of the following Portfolios:

●	With respect to Proposal 1, all Portfolios, voting together.

●	With respect to Proposal 2 relating to a “manager of managers” investment advisory structure (“Manager of Managers Structure”), the following Portfolios, each voting separately on Proposal 2:

●	AVIP AB Small Cap Portfolio	●	AVIP Constellation Managed Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Value Portfolio
●	AVIP AB Mid Cap Core Portfolio	●	AVIP Constellation Dynamic Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Core Portfolio
●	AVIP S&P 500® Index Portfolio	●	AVIP Intech U.S. Low Volatility Portfolio	●	AVIP BlackRock Advantage Small Cap Growth Portfolio
●	AVIP S&P MidCap 400® Index Portfolio	●	AVIP Core Plus Bond Portfolio	●	AVIP BlackRock Balanced Allocation Portfolio
●	AVIP Fidelity Institutional AM® Equity Growth Portfolio	●	AVIP BlackRock Advantage Large Cap Growth Portfolio	●	AVIP Constellation Managed Risk Growth Portfolio
●	AVIP Constellation Managed Risk Moderate Growth Portfolio	●	AVIP BlackRock Advantage International Equity Portfolio	●	AVIP High Income Bond Portfolio
				●	AVIP Nasdaq-100® Index Portfolio

●	With respect to Proposal 3A, the AVIP BlackRock Advantage Large Cap Growth Portfolio, voting separately.

●	With respect to Proposal 3B, the AVIP Fidelity Institutional AM® Equity Growth Portfolio, voting separately.

The Board called the Meeting to seek approval of the Proposals described in this Proxy Statement. The Meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Shares of the Portfolios are offered exclusively through Contracts issued by the Insurers. All shares of the Portfolios are owned by the Insurers on behalf of their separate accounts (“Separate Accounts”). If you are a Contract owner, you are not actually a Portfolio shareholder. The Insurers are the legal owners of the Portfolio shares represented by your Contract values. However, the Insurers want you to provide voting instructions so that they can vote the Portfolio shares represented by your Contract values in accordance with your instructions. The persons named as proxies intend to vote all shares proportionately in accordance with the instructions given by those Contract owners who respond. As a result, a small number of Contract owners may determine the outcome of a vote.

The Fund’s investment adviser is Constellation Investments, Inc. (the “Adviser”), an affiliated entity of the Insurers. The principal business address of the Adviser is One Financial Way, Montgomery, Ohio 45242.

Each of the AVIP AB Mid Cap Core Portfolio, AVIP AB Relative Value Portfolio, AVIP AB Small Cap Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, AVIP BlackRock Advantage International Equity Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP BlackRock Balanced Allocation Portfolio, AVIP Bond Portfolio, AVIP Constellation Dynamic Risk Balanced Portfolio, AVIP Core Plus Bond Portfolio, AVIP High Income Bond Portfolio, AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP Intech U.S. Low Volatility Portfolio, AVIP Nasdaq-100® Index Portfolio, AVIP S&P 500® Index Portfolio, and AVIP S&P MidCap 400® Index Portfolio offers two classes of shares, Class I and Class II. Class II shares are subject to a distribution and service fee (Rule 12b-1 fee) and commenced operations on May 18, 2026. Both Class I and Class II shares carry identical voting rights, with each share entitled to one vote. Both classes are subject to the Fund’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

All Class I and Class II shares of each Portfolio, as applicable, vote together as a single class on the matters presented in this proxy statement.

The Insurers will vote Portfolio shares attributable to Contract owners in accordance with instructions timely received from those persons. With respect to any shares as to which no voting instructions are received, the Insurers will vote such shares in the same proportion as instructions actually received with respect to all shares of that Portfolio, in accordance with applicable pass-through voting requirements.

VOTING INFORMATION

Record Date. Only Contract owners of record at the close of business on June [XX], 2026 are entitled to give voting instructions with respect to the Meeting.

Quorum. A quorum for each Portfolio consists of thirty-three and one-third percent (33-1/3%) of the shares of that Portfolio outstanding and entitled to vote at the Record Date, present in person or represented by proxy. For purposes of determining a quorum, abstentions will be treated as shares that are present at the Meeting.

Required Vote. Approval of Proposal 1 requires a plurality of the votes cast by all Portfolios voting together. Approval of Proposals 2, 3A, and 3B each requires the affirmative vote of a “majority of the outstanding voting securities,” as defined in Section 2(a)(42) of the 1940 Act, of the applicable Portfolio, which means the lesser of: (i) 67% or more of the Portfolio’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.

Pass-Through Voting. The Insurers will vote Portfolio shares attributable to your Contract in accordance with your instructions. Shares for which no timely voting instructions are received from Contract owners will be voted by the Insurers in the same proportion as shares for which instructions were received from other Contract owners in that Portfolio (“echo voting,” “mirror voting,” or “proportional voting”), to the extent allowed by applicable law and SEC guidance.

Solicitation of Proxies. The Fund and the Adviser will share the costs of the proxy solicitation process. Proxies may be solicited by mail, telephone, internet, email or other electronic means, or in person by officers and employees of the Fund, the Adviser, and the Insurers and by a professional proxy solicitation firm. A professional proxy solicitation firm, Computershare Inc., has been engaged at an estimated cost of $[XX], plus reasonable out-of-pocket expenses, to assist in the solicitation of proxies.

Revocation of Proxy. A Contract owner who provides voting instructions may revoke those instructions at any time before they are exercised at the Meeting by delivering written notice to the Fund or the Insurers prior to the Meeting, or by providing new voting instructions.

PROPOSAL 1

Election of Independent Director

(All Portfolios — Voting Together)

Background

The Board is currently composed of five directors, each of whom are independent Directors (i.e., not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act). The Board is asking shareholders of all Portfolios, voting together as a single class, to elect Julia W. Poston as an independent Director of the Fund.

Pursuant to the Fund’s bylaws and applicable law, the Board has the authority to fill vacancies on the Board. In accordance with this authority, the Board filled a vacancy on the Board by appointing Ms. Poston as a director, effective October 1, 2022. The 1940 Act requires a certain percentage of directors to have been elected by shareholders before the Board can appoint any new directors. To facilitate future compliance with this requirement, the Board now proposes that shareholders elect Ms. Poston to her current position to serve as a director of the Fund until her successor is duly elected and qualified, or until her earlier resignation, removal, or death.

Even if shareholders do not elect Ms. Poston, she will continue to serve in her current capacities pursuant to her appointment to the Board.

The Board believes that Ms. Poston’s experience and qualifications make her well-suited to serve the interests of the Fund and its shareholders.

Ms. Poston’s biographical and professional information is set forth below.

Name, Age, and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Julia W. Poston Age 65	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	Partner: Ernst & Young LLP (June 2002 – June 2020)	25	Director: Royce Funds; Independent Trustee: James Advantage Funds; Director: Merus Corp. (commercial real estate firm); Director: Master Chemical Corporation (producer of metalworking fluids and other similar products)
The mailing address of each Officer and Director is: c/o AuguStar Variable Insurance Products Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Nominee Qualifications

The Board considered the following factors, among others, in concluding that Ms. Poston is qualified to serve as an independent Director of the Fund:

The Board has concluded that, based on Ms. Poston’s experience, qualifications, attributes and skills individually and in combination with those of the other Directors, she should serve as a Director. Among other attributes common to all directors is her ability to review critically, evaluate, question and discuss information provided to her, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of her duties as a Director. In addition, the Board has taken into account the actual service and commitment of Ms. Poston during her current tenure in concluding that she should continue to serve. Ms. Poston’s ability to perform her duties effectively is demonstrated through her educational background and professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; and other experiences. Specifically, the Board believes that Ms. Poston is qualified to serve as a Director to the Fund owing to her extensive financial industry experience, having served as Audit Partner and Office Managing Partner with registered public accounting firms, and current service as an independent trustee for two other registered funds and as a director for two operating companies.

Incumbent Directors and Officers of the Fund

The following tables provide information regarding the incumbent Directors who are not up for election at this time, as well as the officers of the Fund.

Name, Age, and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Christopher A. Carlson Age 67	Chair, Director, Member of Audit and Independent Directors Committee	Indefinite; Since July 2020	President/Vice Chair (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	25	None
Geoffrey Keenan Age 67	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President, Asset Management Operations: Acrisure LLC (May 2021 – December 2021)	25	None
Madeleine W. Ludlow Age 71	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010-present); General Partner: H Ventures (2020 – 2021); Director, ALLETE, Inc. (2004 – present)	25	Managing Director: West Capital Partners LLC; Director: ALLETE, Inc.
Lawrence L. Grypp Age 77	Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member (January 2018 – present);	25	None

Name, Age, and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Officers
Thomas G. Mooney Age 44	Interim President	Indefinite; Since March 2023	Vice President: CINV (February 2023 – Present); Mutual Fund Analyst Officer: ALIC (February 2023 – Present); Fund Evaluation Analyst: ALIC (July 2022 – February 2023)	NA	NA
C. Hunter Jones Age 63	Chief Compliance Officer	Indefinite; Since November 2024	Vice President & Chief Compliance Officer: CINV (November 2024 – Present); Chief Counsel, OCA: Public Company Accounting Oversight Board (June 2015 to November 2024)	NA	NA
Matthew J. Donlan Age 35	Treasurer	Indefinite; Since February 2024	Financial Reporting Officer of the Fund (February 2023 – 2026); Assistant Vice President, Mutual Fund Financial Reporting: ALIC (February 2024 – Present); Director, Mutual Fund Financial Reporting: ALIC (June 2021 – February 2024); Assistant Director, Mutual Fund Financial Reporting: ALIC (January 2020 – June 2021); Mutual Fund Reporting Manager: ALIC (May 2017 – December 2019)	NA	NA

Daniel P. Leming Age 41	Operations Officer and Assistant Treasurer	Indefinite; Since March 2016	Assistant Vice President, Mutual Fund Operations: ALIC (December 2020 – Present); Director, Fund Operations and Analysis: ALIC (July 2018 – December 2020)	NA	NA
Zachary M. Pasker Age 34	Secretary	Indefinite; Since May 2025	Assistant Counsel to the Adviser (March 2025 – Present); Associate Attorney: Quarles & Brady LLP (July 2019 – March 2025)	NA	NA
Megan K. Meyer Age 41	Assistant Secretary	Indefinite; Since August 2024	Second Vice President and General Counsel, Investments: Constellation Insurance, Inc. (October 2023 – Present); Associate Counsel: Constellation Insurance, Inc. f/k/a/ Ohio National Financial Services (March 2021 – October 2023); Director and Real Estate Counsel: Port of Greater Cincinnati (August 2015 – March 2021)	NA	NA
The mailing address of each Officer and Director is: c/o AuguStar Variable Insurance Products Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Qualifications of the Board of Directors

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as Chair of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 27 years of experience with ALIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund. Ms. Poston has extensive financial industry experience, having served as Audit Partner and Office Managing Partner with registered public accounting firms, and currently serves as an independent trustee for another registered fund and as a director for other operating companies.

Transactions and Relationships

To the best of the Fund’s knowledge, Ms. Poston has no direct or indirect material interest in any transaction with the Fund or the Adviser during the past two fiscal years, and has no material relationships with the Fund, the Adviser, ALIC, NSLAC, or their respective affiliates, other than in her capacity as a director and nominee.

Board Committees

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the independent Directors’ own independent legal counsel to review matters of Fund governance. The independent Directors also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether those agreements should be continued. The Independent Directors Committee held four regularly scheduled meetings in 2025. In addition to their formal committee meetings, the independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the audit engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met twice in 2025. The Audit Committee has elected another Director, Ms. Ludlow, as its Chair. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”

Board Oversight of Risk Management

Board Structure. Mr. Carlson currently serves as Chair. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chair. The Chair develops the agenda of each meeting together with management, and chairs the meetings of the Board. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

In addition, the Directors have appointed Mr. Grypp as Lead Independent Director. The Lead Independent Director acts as a liaison between the independent Directors and management with respect to matters important to the independent Directors. The Lead Independent Director is responsible for coordinating the activities of the independent Directors, including calling regular meetings and executive sessions of the independent Directors; developing the agenda of each meeting together with the Chair and management; and chairing the meetings of the independent Directors. The Chair and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also typically meets at least quarterly in executive session with the independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, subadvisers and other service providers to the Fund. Although the risk management policies of the Adviser, subadvisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met five times in 2025.

Ownership of Fund Shares

None of the Directors directly owns shares of the Fund. As of December 31, 2025, with the exception of Mr. Carlson, the Directors owned no variable contracts issued by AuguStar that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Carlson, as of December 31, 2025:

Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2025	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2025
Independent Directors
Christopher A. Carlson	over $100,000	over $100,000
Madeleine W. Ludlow	None	None
Lawrence L. Grypp	None	None
Geoffrey Keenan	None	None
Julia W. Poston	None	None

Compensation of Directors

Directors were compensated as follows in 2025:

Director	Aggregate Compensation From the Fund
Christopher A. Carlson	$190,000
Madeleine W. Ludlow	$180,000
Lawrence L. Grypp	$170,000
Geoffrey Keenan	$170,000
Julia W. Poston	$170,000

Officers of the Fund who are employees or officers of the Adviser, or an Insurer receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voted at the Meeting, with all shares of all Portfolios voting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ELECTION OF JULIA W. POSTON AS AN INDEPENDENT DIRECTOR.

PROPOSAL 2

Approval of the use of Manager of Managers Structure

(MoM Portfolios — Voting Separately)

Background

The Manager of Managers Structure generally permits an investment adviser to appoint and replace affiliated and unaffiliated subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of a fund without the expense and delays associated with obtaining the shareholder approval required by the 1940 Act. Certain Portfolios previously operated under a Manager of Managers Structure approved by shareholders and pursuant to an exemptive order granted by the SEC (“Manager of Managers Order”). The Manager of Managers Order does not apply with respect to subadvisers that are affiliated with the Adviser. Shareholder approval of the Manager of Managers Structure is a condition to relying on the Manager of Managers Order. The initial sole shareholder of each MoM Portfolio approved the MoM Portfolio’s reliance on the Manager of Managers Order prior to the MoM Portfolio’s commencement of operations. Separately, over the past several years, the Insurers have affected certain substitutions of shares of the MoM Portfolios for shares of certain unaffiliated mutual funds pursuant to an order of approval from the SEC (the “Substitution Order”). The Substitution Order provides that, following a substitution, the relevant MoM Portfolio would not rely on the Manager of Managers Order until such time as a majority of that Portfolio’s shareholders had approved the Portfolio’s reliance on the Manager of Managers Order. Since the substitutions have occurred, the Adviser has not been able to hire or replace an unaffiliated subadviser (or otherwise materially amend a contract with an existing unaffiliated subadviser) with respect to the MoM Portfolios, without shareholder approval. Shareholders of the MoM Portfolios are now being asked to vote to approve the use of the Manager of Managers Structure that was previously in place for the following MoM Portfolios:

●	AVIP AB Small Cap Portfolio	●	AVIP Constellation Managed Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Value Portfolio
●	AVIP AB Mid Cap Core Portfolio	●	AVIP Constellation Dynamic Risk Balanced Portfolio	●	AVIP BlackRock Advantage Large Cap Core Portfolio
●	AVIP S&P 500® Index Portfolio	●	AVIP Intech U.S. Low Volatility Portfolio	●	AVIP BlackRock Advantage Small Cap Growth Portfolio
●	AVIP S&P MidCap 400® Index Portfolio	●	AVIP Core Plus Bond Portfolio	●	AVIP BlackRock Balanced Allocation Portfolio
●	AVIP Fidelity Institutional AM® Equity Growth Portfolio	●	AVIP BlackRock Advantage Large Cap Growth Portfolio	●	AVIP Constellation Managed Risk Growth Portfolio
●	AVIP Constellation Managed Risk Moderate Growth Portfolio	●	AVIP BlackRock Advantage International Equity Portfolio	●	AVIP High Income Bond Portfolio
				●	AVIP Nasdaq-100® Index Portfolio

Shareholder approval would restore authorization of manager of managers relief for the MoM Portfolios.

Applicable Law, the Adviser’s Use of Sub-Advisers and the Manager of Managers Order Pursuant to an Advisory Agreement between the Adviser and the Fund, on behalf of each Portfolio, the Adviser serves as each Portfolio’s investment adviser. As the investment adviser to the Fund, the Adviser is responsible for the management of the investment and reinvestment of each Portfolio’s assets and the administration of the Portfolio’s affairs, subject to the direction of the Board and officers. In this regard, the Adviser is responsible for making decisions as to what securities and other instruments to purchase and sell on behalf of each Portfolio and effecting the purchase and sale of such investments in furtherance of each Portfolio’s objectives and policies. Under the Advisory Agreement, the Adviser may, at its expense, employ one or more subadvisers to perform some or all of the services for a Portfolio for which the Adviser is responsible. For certain Portfolios, the Adviser employs a sub-advised strategy where the Adviser delegates certain investment advisory duties to a subadviser, subject to the Adviser’s due diligence oversight, direction and supervision.

Ordinarily, applicable federal law requires shareholders of a mutual fund to approve a new subadvisory agreement before it may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a subadviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Because of Section 15, a fund must obtain approval through a shareholder vote – a lengthy and costly process – before employing one or more subadvisers, replacing an existing subadviser with another subadviser, or materially changing the terms of a subadvisory agreement.

As a general matter, the Manager of Managers Structure operates under an exemption from the requirements of Section 15 and allows the investment adviser to a fund (or portfolio) to hire, replace, and materially amend contracts with one or more subadvisers to the fund, without requiring shareholders to vote in advance on each such matter. Under this structure, the primary investment adviser to a fund hires, terminates, and revises arrangements with subadvisers, similar to how it might employ, terminate, and manage portfolio managers of the fund. Meanwhile, the fund’s board of directors or trustees oversees and approves such subadviser changes in advance, and shareholders are informed of the changes through fund disclosure documents provided promptly to shareholders. This structure is designed to be an efficient way of managing subadvisers, while allowing for oversight by fund directors and timely communication with shareholders.

Shareholder Approval of the Manager of Managers Order

Shareholders of the MoM Portfolios are being asked to reauthorize the use of the Manager of Managers Structure permitted by the Manager of Managers Order on which the MoM Portfolios previously relied, or upon which the MoM Portfolios had the ability to rely, prior to the substitutions that occurred in the separate accounts of the Insurers over the past few years. Reauthorization of the Manager of Managers Structure would enable the Adviser to once again enter into new subadvisory agreements with unaffiliated subadvisers and/or materially modify the terms of any existing subadvisory agreement with unaffiliated subadvisers without shareholder approval. Any of the above actions would continue to require approval by a majority of the Board, including a majority of the independent Directors.

No change of subadviser for a MoM Portfolio is currently contemplated. Nonetheless, regardless of whether shareholders approve Proposal 2, the Adviser and the Board may, at some time in the future, deem it to be in the best interests of a MoM Portfolio and its shareholders to change the current subadviser or to add a new subadviser. The Adviser and the Board believe that the approval of the Manager of Managers Structure will: (1) enable the Adviser and the Board to act more quickly and with less expense to a MoM Portfolio in order to appoint an initial or a new subadviser when the Adviser and the Board believe that such appointment would be in the best interests of that MoM Portfolio and its shareholders; and (2) help a MoM Portfolio to potentially enhance performance and reduce market risk by permitting the Adviser to allocate and reallocate the MoM Portfolio’s assets among itself and one or more subadvisers when the Adviser and the Board believe that it would be in the best interests of that MoM Portfolio and its shareholders—for example, to engage a subadviser with a different investment style if deemed appropriate by the Adviser and the Board. Based on the above, the Board recommends that shareholders of each MoM Portfolio approve the use of the Manager of Managers Structure by the respective MoM Portfolio.

If shareholders of a MoM Portfolio do not approve the MoM Portfolio’s use of the Manager of Managers Structure, in the future the MoM Portfolio will be required to seek shareholder approval of any new subadvisory agreements and material amendments to existing subadvisory agreements and incur the expense and delays associated therewith.

Shareholder approval of this Proposal is designed to restore the ability of the MoM Portfolios to operate under the Manager of Managers Structure, allowing the Adviser and the Board to continue overseeing the selection, retention, and replacement of subadvisers on behalf of the Portfolios.

Approval of this Proposal will not increase fees to shareholders of a MoM Portfolio. More specifically, the Manager of Managers Structure will not entail an increase in the investment management fees paid by a MoM Portfolio. Rather, shareholder approval would be necessary to increase the management fees that are payable by a MoM Portfolio, which is not currently contemplated. In addition, the use of the Manager of Managers Structure will not affect shareholders’ ability to instruct the Insurers on voting their shares on other matters that require shareholder approval, including changes to fundamental investment policies, changes to investment objectives, or other matters as required by the 1940 Act.

Board Review, Recommendation, and Approval of the Use of the Manager of Managers Structure

The Board, including the independent Directors, has unanimously approved each MoM Portfolio’s reimplementation of the Manager of Managers Structure, subject to shareholder approval. The Board believes that it is in the best interests of each MoM Portfolio’s shareholders to allow the Adviser the maximum flexibility to appoint, supervise and replace unaffiliated subadvisers and amend subadvisory agreements with unaffiliated subadvisers, without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a MoM Portfolio and may cause delays in executing changes that the Board and the Adviser have determined are necessary or desirable. These costs are often borne entirely by the applicable MoM Portfolio (and therefore by such Portfolio’s shareholders). If shareholders approve the proposal to reimplement a Manager of Managers Structure for a MoM Portfolio, the Adviser and the Board would be able to act more quickly and with less expense to the MoM Portfolio to appoint a subadviser when the Board and the Adviser believe that the appointment would be in the best interests of the MoM Portfolio and its shareholders.

Although shareholder approval of new subadvisory agreements and material amendments to existing subadvisory agreements would not be required under the proposed Manager of Managers Structure, the Board, including a majority of the independent Directors, would continue to oversee the subadviser selection process to help ensure that shareholders’ interests are protected whenever the Adviser seeks to select a new subadviser and modify a subadvisory agreement. Specifically, the Board, including a majority of the independent firectors, would still be required to evaluate and approve all subadvisory agreements and any modifications to existing subadvisory agreements. In reviewing new subadvisory agreements or changes to existing subadvisory arrangements, the Board will analyze all factors that it considers to be relevant to its determination, including the subadvisory fees, the nature, quality and scope of services to be provided by the subadviser, the investment performance of the assets managed by the subadviser in the particular style for which a subadviser is sought, as well as the subadviser’s compliance with federal securities laws and regulations.

In determining that the Manager of Managers Structure was in the best interests of each MoM Portfolio and its shareholders, the Board, including a majority of the independent Directors, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the reimplementation of the Manager of Managers Structure with respect to the MoM Portfolios:

(1)	A Manager of Managers Structure will enable the Adviser to employ subadvisers with varying investment styles or investment focuses to help potentially enhance performance and reduce market risk by expanding the securities in which a MoM Portfolio may invest and the styles in which they are invested;

(2)	A Manager of Managers Structure will enable the Adviser to reallocate promptly MoM Portfolio assets among itself and one or more subadvisers as needed;

(3)	A Manager of Managers Structure will enable the Board and the Adviser to act more quickly, with less expense to a MoM Portfolio, in appointing new subadvisers when the Board and the Adviser believe that such appointment would be in the best interests of the MoM Portfolio and its shareholders;

(4)	The Adviser would be directly responsible for (i) establishing procedures to monitor a subadviser’s compliance with each MoM Portfolio’s investment objectives and policies, (ii) analyzing the performance of the subadviser and (iii) recommending allocations and reallocations of MoM Portfolio assets among itself and one or more subadvisers;

(5)	No subadviser could be appointed, removed or replaced without the Board’s approval; and

(6)	The MoM Portfolios already had in place an existing Manager of Managers Structure and that shareholder reapproval is only necessary under a condition of an SEC order approving certain Portfolio substitutions.

In consideration of these items and the exercise of its fiduciary duties on behalf of each MoM Portfolio, the Board has concluded that shareholder approval of the Manager of Managers Structure is in the best interests of each MoM Portfolio and its Contract owners. Therefore, the Board, including the independent Directors, unanimously approved each MoM Portfolio’s reimplementation of the Manager of Managers Structure, subject to shareholder approval. Accordingly, the Board is requesting that shareholders of each MoM Portfolio separately vote to authorize the use of the Manager of Managers Structure for that Portfolio going forward.

Required Vote

Approval of this Proposal with respect to each MoM Portfolio requires the affirmative vote of a “majority of the outstanding voting securities” of that MoM Portfolio, as defined in Section 2(a)(42) of the 1940 Act. Each MoM Portfolio will vote separately on this Proposal. Approval or rejection of this Proposal by one MoM Portfolio will not affect the vote of any other MoM Portfolio.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH MoM PORTFOLIO VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

Approval of Change in Classification from

Diversified to Non-Diversified

AVIP BlackRock Advantage Large Cap Growth Portfolio (Proposal 3A) and

AVIP Fidelity Institutional AM® Equity Growth Portfolio (Proposal 3B)

Background

Each of the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP Fidelity Institutional AM® Equity Growth Portfolio (each a “Growth Portfolio” and collectively the “Growth Portfolios”) is currently classified as a “diversified” fund under the 1940 Act. The 1940 Act requires each investment company to classify as either a “diversified” or “non-diversified” fund and recite in its registration statement its classification. Pursuant to Section 5(b) of the 1940 Act, if a fund is “diversified,” then with respect to 75% of its total assets, it may not invest more than 5% of the value of its total assets in the securities of a single issuer and may not own more than 10% of the outstanding voting securities of the issuer. These limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities or to the securities of other investment companies. A non-diversified fund is any fund that does not follow the diversification requirements of Section 5(b), and therefore it may invest a greater percentage of assets in fewer issuers.

A fund pursing a growth investment strategy generally holds larger positions that may conflict with the limitations applicable to a “diversified” fund under the 1940 Act. Currently, the Growth Portfolios are unable to hold these larger positions under their respective strategies because of their diversified status. Changing the Growth Portfolios’ status to non-diversified would provide the Adviser and the subadvisers enhanced flexibility to invest a greater portion of the Growth Portfolios’ assets in larger positions.

By changing each Growth Portfolio to a non-diversified fund, each Growth Portfolio can invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a “diversified” fund can. However, even if the Proposal to change to a non-diversified fund is approved, diversification limits under Subchapter M of the Internal Revenue Code will continue to apply to each Growth Portfolio. Under these requirements, a Portfolio must limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Portfolio’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax diversification requirements, which are established by the federal government, may change in the future without shareholder approval.

Additional diversification limits apply to registered investment companies, such as the Growth Portfolios, that are investment choices within variable insurance products. Under these limits, a Portfolio must meet these percentages as of the end of each calendar quarter, or within 30 days thereafter: (i) no more than 55% of the value of the total assets is represented by any one investment; (ii) no more than 70% of the value of the total assets is represented by any two investments; (iii) no more than 80% of the value of the total assets is represented by any three investments; and (iv) no more than 90% of the value of the total assets is represented by any four investments.

Because a non-diversified fund generally may invest a greater portion of its assets in the securities of one or more issuers and/or invests overall in a smaller number of issuers than a diversified fund, a non-diversified fund may be subject to additional risks. Specifically, a non-diversified fund may be more sensitive to a single economic, business, political, regulatory or other occurrence or to the financial results of a small number of issuers than a more diversified fund might be, which may result in greater fluctuation in the value of the non-diversified fund’s shares. A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. This can result in the fund not always taking advantage of the enhanced flexibility afforded to a non-diversified fund.

The Adviser and each of the subadvisers of the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP Fidelity Institutional AM® Equity Growth Portfolio believe that changing the respective Growth Portfolio’s classification to non-diversified is in the best interests of the Growth Portfolio and its shareholders because it would provide the portfolio managers additional flexibility in implementing the investment strategy of the Growth Portfolio, while remaining compliant with the limits of the 1940 Act and applicable tax-based limits. Each Growth Portfolio’s strategy generally permits larger positions that may conflict with the requirements for a “diversified” fund under the 1940 Act. Currently, the Growth Portfolios would be unable to hold these larger positions under their respective strategies because of their diversified status. Changing the Growth Portfolios’ status to non-diversified would provide the Adviser and the subadvisers to each of the AVIP BlackRock Advantage Large Cap Growth Portfolio and the AVIP Fidelity Institutional AM® Equity Growth Portfolio with enhanced flexibility to invest a greater portion of their assets in larger positions, if desired for investment purposes under the strategies of the Growth Portfolios.

Reasons for Changing from Diversified to Non-Diversified Status

The subadvisers to the Growth Portfolios employ a growth investment strategy that may require focus on investing in a concentrated portfolio of equity securities. The Adviser and subadvisers believe that the most attractive investment opportunities may at times be concentrated in a smaller number of issuers than is permissible under the diversification limitations of the 1940 Act. As a result, the diversified classification may limit the ability of the Growth Portfolios to fully implement the intended investment strategy.

The principal reasons the Board recommends approval of this reclassification are:

●	Investment Flexibility. A non-diversified classification gives the portfolio managers greater latitude to take larger positions in the issuers it considers most attractive, potentially improving the Growth Portfolios’ ability to achieve their investment objectives.

●	Consistent with Strategy. The Growth Portfolios pursue a growth strategy. Non-diversified status is more consistent with that strategy and with similar funds in the marketplace that pursue analogous approaches.

●	Tax Diversification Preserved. Even if reclassified as non-diversified for 1940 Act purposes, each Growth Portfolio will continue to be required to satisfy the diversification requirements of the Internal Revenue Code and its regulations in order to qualify as a regulated investment company and to retain favorable tax treatment.

●	Risk Disclosure. The Fund’s prospectus will be updated to reflect each Growth Portfolio’s non-diversified status and associated risks, including the fact that a non-diversified portfolio may be subject to greater price fluctuation with respect to a small number of issuers than a diversified fund.

Risks of Non-Diversified Status

Shareholders should be aware of the following risks associated with non-diversified classification:

●	Non-Diversification Risk. Because a non-diversified fund may invest a greater percentage of its assets in the securities of a single issuer, a Growth Portfolio’s performance may be more significantly affected by the performance of any single company, or a small number of companies, than would be the case for a diversified fund.

●	Increased Volatility. Non-diversified portfolios may be more volatile than diversified Portfolios due to concentration in fewer holdings.

●	No Change to Other Fundamental Policies. Each Growth Portfolio’s fundamental investment policies (other than diversification classification) will remain unchanged. The change in classification does not alter each Growth Portfolio’s investment objective or its growth orientation.

Required Vote

Proposal 3A (AVIP BlackRock Advantage Large Cap Growth Portfolio)

Approval of Proposal 3A requires the affirmative vote of a “majority of the outstanding voting securities,” as defined in Section 2(a)(42) of the 1940 Act, of AVIP BlackRock Advantage Large Cap Growth Portfolio.

Proposal 3B (AVIP Fidelity Institutional AM® Equity Growth Portfolio)

Approval of Proposal 3B requires the affirmative vote of a “majority of the outstanding voting securities,” as defined in Section 2(a)(42) of the 1940 Act, of AVIP Fidelity Institutional AM® Equity Growth Portfolio.

Each Growth Portfolio will vote separately on its respective Proposal. The vote of one Growth Portfolio will not affect the vote of the other. For each such Growth Portfolio, Class I and Class II shares vote together as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH GROWTH PORTFOLIO VOTE “FOR” PROPOSALS 3A AND 3B.

ADDITIONAL INFORMATION

Fund Information

The Fund is an open-end management investment company registered under the 1940 Act, organized as a Maryland corporation. The Fund’s principal office is located at One Financial Way, Montgomery, Ohio 45242. The Fund’s most recently completed fiscal year ended on December 31, 2025.

Investment Adviser

The Adviser, located at One Financial Way, Montgomery, Ohio 45242. The Adviser is an affiliate of the Insurers. The Adviser has served as investment adviser to the Fund since 1996. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

Principal Underwriter / Distributor

The principal underwriter and distributor of the Portfolios is AuguStar Distributors, Inc. (the “Distributor”).

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm with offices at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Fund.

No representatives of KPMG LLP will be present at the Meeting.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accounting Firm

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

Audit Fees

Audits of the Portfolios:

Fiscal year ended December 31, 2025:	$421,000
Fiscal year ended December 31, 2024:	$400,000

Audit-Related Fees

Consent(s) on N-1A Annual Registration Statement(s) filed with the SEC:

Fiscal year ended December 31, 2025:	$22,000
Fiscal year ended December 31, 2024:	$18,000

Tax Fees

Tax Diversification Testing:

Fiscal year ended December 31, 2025:	$44,500
Fiscal year ended December 31, 2024:	$42,375

All Other Fees

None

Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2025 and 2024, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit-related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X, as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed above, in which a fee was billed to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

There were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Annual Report

A copy of the Fund’s most recent annual report to shareholders, including financial statements, is available without charge by calling 877.781.6392, visiting www.augustarfund.com, or writing to AuguStar Variable Insurance Products Fund, Inc. at One Financial Way, Montgomery, Ohio 45242.

Voting Instructions

The Insurers, each on behalf of its separate accounts (each, a “Separate Account”), together with certain Portfolios of the Fund, are the sole shareholders of the Fund’s Portfolios. Each Separate Account is a segregated asset account established by ALIC or NSLAC and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by the owner of a variable contract may be allocated to one or more of the subaccounts of each Separate Account. Each subaccount invests in shares of a corresponding Portfolio of the Fund.

This Proxy Statement is being furnished to the owners of the Contracts on behalf of the Board in connection with the solicitation by the Insurers of voting instructions from Contract owners indirectly invested in each Portfolio in connection with the Meeting. The Board has called the Meeting to consider the Proposals indicated in the Notice of Special Meeting of Shareholders and on the cover page of the Proxy Statement. The Insurers will vote the Portfolio shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Separate Accounts. Contract owners have the right to instruct the Insurers as to the number of shares (and fractional shares) which are attributable to their Contract and that are held by the Separate Accounts. All properly executed Voting Instruction Cards received by the Insurers by the Meeting will be counted for purposes of voting at the Meeting.

The Insurers will vote shares attributable to Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those interests for which instructions are timely received. If a signed Voting Instruction Card is received that does not specify a choice, the Insurers will consider its timely receipt as an instruction to vote in favor of each Proposal. As a result of this voting process, a relatively small number of variable contract owners can determine the outcome of the votes.

In certain circumstances, the Insurers have the right to disregard voting instructions from certain Contract owners, although the Insurers do not believe that these circumstances exist with respect to the matters currently before shareholders. Contract owners may revoke voting instructions given to the Insurers at any time prior to the Meetings by notifying the Fund in writing at: AuguStar Variable Insurance Products Fund, Inc., Attn: Secretary, One Financial Way, Montgomery, Ohio 45242.

Voting Securities and Voting

Each Portfolio is a separate class of shares, 100% of which are owned of record by ALIC, NSLAC or other Portfolios of the Fund. The address of each is One Financial Way, Montgomery, Ohio 45242. As of June[XX], 2026, there were [XX] shares of the Fund issued and outstanding. The following owned the respective percentage of shares of the Fund as of the Record Date:

Percentage Owned
ALIC	[XX]%
NSLAC	[XX]%
[XX]	[XX]

As of the Record Date, the following shares of beneficial interest of the Portfolios were issued and outstanding:

Name of Portfolio	Shares Outstanding
AVIP AB Small Cap Portfolio	[XX]
AVIP AB Mid Cap Core Portfolio	[XX]
AVIP AB Relative Value Portfolio	[XX]
AVIP S&P 500® Index Portfolio	[XX]
AVIP S&P MidCap 400® Index Portfolio	[XX]
AVIP Fidelity Institutional AM® Equity Growth Portfolio	[XX]
AVIP Constellation Managed Risk Moderate Growth Portfolio	[XX]
AVIP Constellation Managed Risk Balanced Portfolio	[XX]
AVIP Constellation Dynamic Risk Balanced Portfolio	[XX]
AVIP Intech U.S. Low Volatility Portfolio	[XX]
AVIP Core Plus Bond Portfolio	[XX]
AVIP BlackRock Advantage Large Cap Growth Portfolio	[XX]
AVIP BlackRock Advantage International Equity Portfolio	[XX]

AVIP BlackRock Advantage Large Cap Value Portfolio	[XX]
AVIP BlackRock Advantage Large Cap Core Portfolio	[XX]
AVIP BlackRock Advantage Small Cap Growth Portfolio	[XX]
AVIP BlackRock Balanced Allocation Portfolio	[XX]
AVIP Constellation Managed Risk Growth Portfolio	[XX]
AVIP High Income Bond Portfolio	[XX]
AVIP Nasdaq-100® Index Portfolio	[XX]
AVIP Bond Portfolio	[XX]
AVIP Moderately Conservative Model Portfolio	[XX]
AVIP Balanced Model Portfolio	[XX]
AVIP Moderate Growth Model Portfolio	[XX]
AVIP Growth Model Portfolio	[XX]

Each Portfolio’s shares have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. The presence, in person or by proxy, of the holders of at least one third of the votes entitled to be cast at the Meeting shall constitute a quorum. Because the Insurers, through the Separate Accounts, and other Portfolios of the Fund are the holders of record of all of the outstanding Shares, each Portfolio expects all such Shares to be present at the Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposal.

All shareholders of record of each Portfolio on the Record Date are entitled to vote at the Meeting. Approval of Proposal 1 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Director positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because each Portfolio is a series of the Fund, with respect to Proposal 1, votes will be counted together with the votes of shareholders of the other Portfolios of the Fund. Approval of Proposal 2 and Proposal 3 requires the vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, entitled to vote on the Proposal, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Cumulative voting is not permitted.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be counted as a vote in favor of any Proposal.

Security Ownership of Certain Beneficial Owners

As of June [XX], 2026, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Portfolios listed because they possessed voting or investment power with respect to such shares:

Name of Portfolio	Name and Address of Beneficial Owner*	Percentage of Outstanding Shares of the Portfolio
AVIP AB Small Cap Portfolio	[XX]	.[XX]
AVIP AB Mid Cap Core Portfolio	[XX]	[XX]
AVIP AB Relative Value Portfolio	[XX]	[XX]
AVIP S&P 500® Index Portfolio	[XX]	[XX]
AVIP S&P MidCap 400® Index Portfolio	[XX]	[XX]
AVIP Fidelity Institutional AM® Equity Growth Portfolio	[XX]	[XX]
AVIP Constellation Managed Risk Moderate Growth Portfolio	[XX]	[XX]
AVIP Constellation Managed Risk Balanced Portfolio	[XX]	[XX]

AVIP Constellation Dynamic Risk Balanced Portfolio	[XX]	[XX]
AVIP Intech U.S. Low Volatility Portfolio	[XX]	[XX]
AVIP Core Plus Bond Portfolio	[XX]	[XX]
AVIP BlackRock Advantage Large Cap Growth Portfolio	[XX]	[XX]
AVIP BlackRock Advantage International Equity Portfolio	[XX]	[XX]
AVIP BlackRock Advantage Large Cap Value Portfolio	[XX]	[XX]
AVIP BlackRock Advantage Large Cap Core Portfolio	[XX]	[XX]
AVIP BlackRock Advantage Small Cap Growth Portfolio	[XX]	[XX]
AVIP BlackRock Balanced Allocation Portfolio	[XX]	[XX]
AVIP Constellation Managed Risk Growth Portfolio	[XX]	[XX]
AVIP High Income Bond Portfolio	[XX]	[XX]
AVIP Nasdaq-100® Index Portfolio	[XX]	[XX]
AVIP Bond Portfolio	[XX]	[XX]
AVIP Moderately Conservative Model Portfolio	[XX]	[XX]
AVIP Balanced Model Portfolio	[XX]	[XX]
AVIP Moderate Growth Model Portfolio	[XX]	[XX]
AVIP Growth Model Portfolio	[XX]	[XX]

Security Ownership of Management

To the best knowledge of the Fund, there were no Directors or officers of the Fund who were the owners of more than 1% of the outstanding shares of a Portfolio on the Record Date.

Shareholder Proposals

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Thomas G. Mooney, One Financial Way, Montgomery, OH 45242. Because the Fund has never received a shareholder proposal or a Director nomination from a shareholder, the Fund has not adopted a written policy regarding consideration of shareholder proposals or Director nominees recommended by shareholders. The Board is not aware of any other matters to come before the Meeting.

Cost of Solicitation

The Board is making this solicitation of voting instructions. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the voting instructions and any additional materials relating to the Meeting, which is anticipated to total between $[XX] and $[XX], will be borne by both the Adviser or its affiliates and the Fund as follows: [XXXX]. Certain officers, employees and agents of the Fund and ALIC or its affiliates may solicit voting instructions in person or by telephone, mail, email or other electronic means, for which they will not receive any special compensation.

Other Matters at the Shareholder Meeting

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Householding

If you and another contract owner share the same address, the Fund may only send one Proxy Statement unless you or the contract owner(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at 888.925.6446, or write the Fund at One Financial Way, Montgomery, OH 45242.

Shareholder Communications with the Board

Shareholders may communicate directly with the Board by sending written correspondence to AuguStar Variable Insurance Products Fund, Inc. at One Financial Way, Montgomery, Ohio 45242, Attention: Board of Directors. The Fund will forward to the Board any shareholder communications related to the Fund’s operations or governance.

Adjournment

If a quorum is not present or sufficient votes to approve a Proposal have not been received at the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original Record Date. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of adjournment if they determine that adjournment is in the interest of the Fund and its shareholders.

A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at [WEBSITE URL]

BY ORDER OF THE BOARD OF DIRECTORS

Thomas G. Mooney

President

June [XX], 2026

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE POSTAGE PRE-PAID ENVELOPE, OR VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE VOTING INSTRUCTION CARD.

EXHIBIT A

Voting Instruction Card

AuguStar Variable Insurance Products Fund, Inc.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

SCAN
The QR code or visit
www.proxy-direct.com
to vote your shares

CALL
1-800-254-4997
Follow the recorded instructions
available 24 hours

MAIL
Vote, Sign and Mail in the
enclosed Business Reply Envelope

Please detach at perforation before mailing.

AuguStar Variable Insurance Products Fund, Inc. Special Meeting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AuguStar Variable Insurance Products Fund, Inc. The undersigned shareholder of the Portfolio(s) listed above, each a series of AuguStar Variable Insurance Products Fund, Inc. (each, a "Trust" and together, the "Trusts"), hereby appoints ___________________________, or any one of them true and lawful attorneys with power of substitution of each, as Proxies for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the above Portfolio(s) to be held on August __, 2026, and any adjournments or postponements thereof (the "Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Meeting.

This proxy, when properly executed, will be voted as specified. If this Proxy is executed but no specification is made, the votes entitled to be cast by the undersigned will be voted "FOR" the Proposals described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. The approval of a Proposal by any Portfolio is not contingent on the approval of any other Proposal relating to it, as applicable.

VOTE ONLINE: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-254-4997

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY VOTE IS IMPORTANT

If you cast your ballot by mail, please use black or blue ink and mark an X in the appropriate boxes on this ballot.

Proxy Material is Available at:
https://www.proxy-direct.com/aug-XXXXX

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS BALLOT

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal The Board of Directors recommends a vote FOR item 1. If no direction is made, this proxy will be voted FOR the proposal.

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title under your signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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